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                                                                   Exhibit 10.51

                      [DELICIOUS BRANDS, INC. LETTERHEAD]


[DELICIOUS FROOKIE COMPANY, INC. LOGO]               JULY 13, 1998

American Pacific Financial Corporation
225 W. Hospitality Lane, Suite 201
San Bernadino, California 92408

     Reference is made to the promissory note dated April 3, 1998 (the "Note") of the Delicious Frookie Company, Inc. ("Borrower") in the principal amount of $4,600,000 in favor of American Pacific Financial Corporation.

     Noteholder hereby agrees that the Note is hereby amended by deleting the words "120 days from date first written above" in the second sentence of the second paragraph of Section 1 of the Note and replacing such words with the following: "October 16, 1998".

                                        THE DELICIOUS FROOKIE COMPANY, INC.



                                        By: /s/ Jeffry W. Weiner
                                        ------------------------------------
                                           Name: Jeffry W. Weiner
                                           Title: Chief Financial Officer

Agreed and accepted as of the
dated first written above:

AMERICAN PACIFIC FINANCIAL CORPORATION



By: /s/ Larry R. Polhill
   -----------------------------------
   Name: Larry R. Polhill
   Title: President
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[DELICIOUS BRANDS, INC. LETTERHEAD]

                                   TERM SHEET

Lender:    American Pacific Financial Corporation (APFC)
Borrower:  Delicious Brands, Inc. (DBI)

In response to the $4,600,000 loan, plus all accrued interest due and payable to APFC as of August 3, 1998, it is agreed that the maturity date shall be extended to October 16, 1998, or two (2) business days after the inception of DBI's IPO, whichever is earlier.

Terms of this should change as follows:

1. A financing fee of $150,000 for granting this extension is due upon two (2) days from completion of the IPO, or October 16, 1998, whichever is earlier.

2. Interest will start accruing at a rate of 15% per annum after August 3, 1998.

3. Financing charges of $5,000 per week will accrue per week starting August 3, 1998 until loan is repaid by October 16, 1998 or completion of the IPO, whichever is earlier.

Thank you for your consideration and handling of this matter.

Sincerely,


/s/ Larry R. Polhill        Dated 7-12-98  /s/ Michael J. Kirby    Dated 7-13-98
--------------------------        -------  ----------------------        -------
Larry R. Polhill                          Michael J. Kirby
President,                                President,
American Pacific Financial Corporation    Delicious Brands, Inc.